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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2002

                             STILWELL FINANCIAL INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    001-15253                43-1804048
--------------------------  -------------------------    ---------------------
 (State of Incorporation)    (Commission File Number)        (IRS Employer
                                                          Identification No.)

  920 Main Street, 21/st/ Floor, Kansas City, Missouri          64105
------------------------------------------------------       ------------
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (816) 218-2400

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.    Financial Statements and Exhibits

(c)        Exhibits

           Exhibit No.     Document

           99.1 Statement regarding computation of ratio of earnings to fixed charges prepared pursuant to Item 601(b)(12) of Regulation S-K.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 STILWELL FINANCIAL INC.




Date: June 25, 2002              By:          /s/ Douglas E. Nickerson
                                      -----------------------------------------
                                                Douglas E. Nickerson
                                      Vice President, Controller and Treasurer
                                               (Principal Accounting Officer)